Hamilton Lane Private Assets Fund

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Investments - 104.68%†	Interest rate	Maturity Date	Investment Type	Acquistion Date	Cost	Fair Value
Direct Investments - 48.25%^
Direct Credit - 14.31%
North America - 14.31%
Consumer Discretionary - 2.68%
LHS Borrower, LLC.[1,2] (Principal amount $5,380,880)	Cash 6.75% + LIBOR (1% Floor)[3]	9/30/2025	Senior Debt	9/30/2020	$5,272,894	$5,282,103	#
Containers and Packaging - .47%
Arctic Holdco, LLC.[1,2] (Principal amount $958,428)	Cash 6.00% + LIBOR (1% Floor)[3]	12/23/2026	Senior Debt	5/7/2021	934,139	933,364	#
Diversified Financials - 2.32%
AMLRS Holdings, Inc.[1,2] (Principal amount $4,657,186)	Cash 6.25% + LIBOR (1% Floor)[3]	9/21/2026	Senior Debt	9/21/2020	4,575,837	4,572,699	#
Electrical Equipment - 0.3%
Inventus Power, Inc.[1] (Principal amount $600,000)	Cash 7.50% + LIBOR (1% Floor)[3]	9/29/2024	Senior Debt	3/31/2021	588,881	588,881	#
Health Care - 0.33%
Teal Acquisition Co., Inc.[1,2] (Principal amount $647,154)	Cash 6.25% + LIBOR (1% Floor)[3]	9/22/2026	Senior Debt	9/21/2020	629,865	634,729	#
Information Technology - 3.48%
Everberg CIS Holdings, LLC.[1,2] (Principal amount $526,170)	Cash 9.78% + LIBOR (1% Floor)[3]	4/14/2026	Senior Debt	4/5/2021	526,170	528,682	#

GI Consilio Parent, LLC.[1]	Cash 7.50% + LIBOR (0.50% Floor)[3]	4/30/2029	Preferred Equity	5/20/2021	4,455,000	4,455,000	#

Redstone Holdco 2, L.P.[1] (Principal amount $1,906,667)	Cash 7.75% + LIBOR (0.75% Floor)[3]	4/27/2029	Senior Debt	5/20/2021	1,873,300	1,873,783	#
Total Information Technology						6,857,465
Insurance - 2.93%
Alliant Services, Inc.[1]	9.75%	12/8/2028	Preferred Equity	11/6/2020	5,922,564	5,769,562	#
Software and Services - 1.31%
PF Midco, Inc.[1]	Cash 9.75% + LIBOR (1% Floor)[3]	Perpetual	Preferred Equity	11/17/2020	1,275,312	1,274,650	#
Packers Software Intermediate Holdings, Inc.[1,2]	Cash 7.75% + LIBOR (1% Floor)[3]	11/12/2028	Preferred Equity	11/12/2020	1,278,929	1,300,529	#
Total Software and services						2,575,179
Telecommunications - 0.49%
MetroNet Systems Holdings, LLC.[1,2] (Principal amount $980,770)	Cash 7.00% + LIBOR (0.75% Floor)[3]	9/25/2027	Senior Debt	6/2/2021	946,304	966,204	#
Total Direct Credit						28,180,186

	Investment Type	Acquistion Date	Cost	Fair Value
Direct Equity - 33.94%
Asia - 2.23%
Health Care - 2.23%
Indigo, L.P.*[1,2,7]	Limited Partnership Interest	6/18/2021	4,400,000	4,400,000	#

North America - 19.1%
Consumer Discretionary - 6.89%
CL DAL Opportunities Feeder, L.P.*[1,2,7]	Limited Partnership Interest	9/16/2020	4,783,887	6,934,001
RC V RW Investor-B, LLC*[1,7]	Limited Partnership Interest	10/12/2020	6,000,966	6,629,032	#
Total Consumer Discretionary				13,563,033

Diversified Financials - 0.72%
AMLRS Equity Investors, L.P.*[1,7]	Limited Partnership Interest	9/21/2020	1,413,356	1,411,765	#
Health Care - 7.58%
NEA BH SPV II, L.P.*[1,7]	Limited Partnership Interest	9/2/2020	5,011,770	12,606,711	#
Teal Parent Holdings, L.P.*[1,7]	Limited Partnership Interest	9/21/2020	32,520	34,420	#
TVG-Hero Holdings II, L.P.*[1,2,7]	Limited Partnership Interest	10/8/2020	2,175,664	2,289,364	#
Total Health Care				14,930,495

Industrial Services - 3.28%
KAWP Holdings, L.P.*[1,7]	Limited Partnership Interest	12/14/2020	6,000,000	6,468,896	#
Information Technology - 0.27%
T-VIII Skopima Co-Invest, L.P.*[1,2,7]	Limited Partnership Interest	5/7/2021	526,015	525,000	#
Software and Services - 0.36%
Project Brewer*[1,7]	Limited Partnership Interest	11/12/2020	682,755	708,134	#
Total North America				37,607,323
United Kingdom - 12.61%
Health Care - 3.74%
Panacea Co-Investment, L.P.*[1,4,7]	Limited Partnership Interest	12/16/2020	6,167,427	7,363,229	#
Insurance - 3.64%
Chance Co-Investment, L.P.*[1,4,7]	Limited Partnership Interest	12/16/2020	6,566,015	7,167,033	#
Software and Services - 5.23%
Bowmark Investment Partnership - J, L.P.*[1,4,7]	Limited Partnership Interest	10/15/2020	2,583,473	2,894,893	#
TPG Vardos CI, L.P.*[1,2,7]	Limited Partnership Interest	9/7/2020	6,009,308	7,414,511	#
Total Software and Services				10,309,404
Total United Kingdom				24,839,666
Total Direct Equity				66,846,989

	Investment Type	Acquistion Date	Cost	Fair Value
Secondary Investments - 33.61%^
Secondary Direct Equity - 1.76%
North America - 1.76%
Growth Equity - 1.76%
Madison Bay - HL, L.P.*[1,2,7]	Limited Partnership Interest	9/4/2020	2,576,913	3,473,352	#
Total Secondary Direct Equity				3,473,352
Secondary Funds - 31.85%
Asia - 3.82%
Health Care - 3.82%
LC Healthcare Continued Fund, L.P.*[1,2,7]	Limited Partnership Interest	5/12/2021	6,680,837	7,523,681
Europe - 1.75%
Corporate Finance/Buyout - 1.75%
Waterland Strategic Opportunities Fund I, C.V.*[1,2,7]	Limited Partnership Interest	4/22/2021	3,359,086	3,438,700
North America - 26.28%
Corporate Finance/Buyout - 12.75%
Audax Private Equity Fund IV CF, L.P.*[1,2,7]	Limited Partnership Interest	12/14/2020	4,221,727	5,071,670
CLP Select Opportunities, L.P.*[1,2,7]	Limited Partnership Interest	12/9/2020	6,658,647	7,009,249
JZHL Secondary Fund L.P.*[1,2,5,7]	Limited Partnership Interest	12/1/2020	5,016,125	7,833,520
KPS Special Situations Fund IV, L.P.*[1,2,7]	Limited Partnership Interest	9/29/2020	2,560,170	3,511,435
Wind Point Partners VIII-B, L.P.*[1,2,7]	Limited Partnership Interest	3/31/2021	1,413,496	1,680,520
Total Corporate Finance/Buyout				25,106,394
Growth Equity - 13.53%
Everstone Capital Partners III, L.P.*[1,2,7]	Limited Partnership Interest	9/29/2020	3,412,379	6,250,001
L Catterton Growth IV L.P.*[1,2,7]	Limited Partnership Interest	3/30/2021	2,969,201	4,621,221
NewView Capital Special Opportunities Fund I, L.P.*[1,2,7]	Limited Partnership Interest	10/12/2020	10,227,153	13,063,580
Motive IC SAS-A L.P.*[1,7]	Limited Partnership Interest	6/28/2021	2,726,464	2,726,464
Total Growth Equity				26,661,266
Total North America				51,767,660
Total Secondary Funds				62,730,041

	Number of Contracts	Cost	Fair Value
Purchased Options - 0.03%
Put Options
INR Indian Rupee Option	2,000,000	83,000	$51,703
Exercise Price: $79.93, Notional Amount: $159,860,000, Expiration Date: 10/19/2022*

	Interest rate	Principal Value	Shares	Cost	Fair Value
Short Term Investments - 22.79%
Federated Treasury Obligations Fund – Institutional Class	0.01%[6]	N/A	39,000,761	39,000,761	39,000,761
UMB Money Market Fiduciary	0.01%[6]	5,895,000	N/A	5,895,000	5,895,000
Total Short Term Investments					44,895,761
Total Investments (Cost $177,433,311)					206,178,032
Liabilities in excess of other assets - (4.68%)					(9,222,232)
Total Net Assets - 100%					$196,955,800

†	Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Secondary Investments are portfolios of assets purchased on the secondary market.
^	Investments do not issue shares.
#	The Fair Value is estimated by management using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment or Secondary Investment or the Fair Value of the Fund's interest in such Direct Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see notes to financial statements for further details regarding the valuation policy of the Fund.

*	Investment is non-income producing.
[1]	Restricted security.
[2]	Investment has been committed to but has not been fully funded by the Fund.
[3]	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of June 30, 2021 was 0.10050%.
[4]	Foreign security denominated in U.S. Dollars.
[5]	This security is custodied with Cayman entity.
[6]	The rate is the annualized seven-day yield at period end.
[7]	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

See accompanying notes to consolidated schedule of investments.

Hamilton Lane Private Assets Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2021 (Unaudited)

Note 1 – Fair Value of Financial Instruments

The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

The Fund’s direct investments are also in private equity credit and equity-related investments that are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these direct investments at estimated fair values, using present value and other subjective valuation techniques. These may include references to market multiples, valuations for comparable companies, public market or private transactions, subsequent developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the Adviser and such other factors as the Adviser may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation.

The Adviser utilizes a valuation committee, consisting of senior members of the management team, to review and approve the valuation results related to the investments. The Adviser also utilizes independent valuation firms to provide third-party valuation consulting services for direct credit and direct equity investments.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Note 2 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in private equity partnerships.

Hamilton Lane Private Assets Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

June 30, 2021 (Unaudited)

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund has designated a Valuation Committee (the “Committee”) comprised of employees of the Adviser to oversee the entire valuation process of the Fund’s investments. The Committee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Committee meets on a monthly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Committee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Committee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value:

	Level I	Level II	Level III	Total
Assets
Investments
Direct Credit	$-	$-	$28,180,186	$28,180,186
Direct Equity	-	-	59,912,988	59,912,988
Secondary Equity	-	-	3,473,352	3,473,352
Purchased Options	-	51,703	-	51,703
Short Term Investments	44,895,761	-	-	44,895,761
Total Investments	$44,895,761	$51,703	$91,566,526	$136,513,990

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) certain Direct Equity and Secondary Fund investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $69,664,042 are excluded from the fair value hierarchy as of June 30, 2021.